EXHIBIT 99.6


April 17, 2006

Harvey Electronics, Inc.
205 Chubb Avenue
Lyndhurst, NJ  07071
Attn: Michael Recca

Michael:

This letter will confirm our mutual agreement with respect to our engagement as exclusive placement agent (the "Distributor") to act on behalf of Harvey Electronics, Inc. (the "Company") in obtaining financing for the Company to be achieved on a best efforts basis in one or more tranches with the offer and sale of up to Four Million Dollars ($4,000,000) worth of 8% Convertible Preferred Securities (the "Securities"). Sales of the Securities will be in a private placement exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 4(2) thereof and Regulation D promulgated thereunder by the Securities and Exchange Commission.

The engagement hereunder shall be for a term of six months commencing upon the execution of this letter by the Company, unless extended by our mutual agreement. Upon non-renewal or termination of this Agreement, the Distributor shall provide Company with a written list of parties with whom it has had discussions in connection with any proposed transaction and/or financing. Notwithstanding any such non-renewal or termination, the Distributor shall be entitled to the compensation provided below with respect to any transaction or financing which shall be consummated with any party named on such list within eighteen (18) months following such non-renewal or termination.

You represent that no other offering is presently in progress by the Company which has not been disclosed to us.

In consideration for placing the Securities, the Distributor or its designees shall be entitled to a Distributor's Fee of 10% of the Gross Proceeds received by the Company. On the first Three Million Five Hundred Thousand Dollars ($3,500,000), this Distributor's Fee shall be "paid in kind" in exactly the form of securities purchased by investors in the transaction, currently contemplated as an 8% Convertible Preferred Security, but without any warrants that accompany the Preferred Securities purchased by investors in the financing. For all Securities placed by the Distributor in excess of Three Million Five Hundred Thousand Dollars ($3,500,001 and above), the Company agrees to pay the Distributor a cash fee of 10%, which fee shall be paid directly to a charitable organization of the Distributor's choosing, currently contemplated to be The Center for Outreach and Services to the Autistic Community. In addition to the Distributor's Fee payable hereunder, the Distributor shall be entitled to the Warrants, as defined in Section 9 hereof. Notwithstanding anything to the contrary set forth herein, it is understood and agreed that


1) Each Purchaser will be an "accredited investor" as said term is defined in Rule 501 under Regulation D promulgated under the Securities Act.

2) The Company shall have the right in its sole discretion to reject any subscription and to disapprove any person or entity which is proposed by the Distributor to be a purchaser of any Securities.

3) Each Purchaser will, within two (2) business days after acceptance by the Company of a Conditional Subscription Agreement or Securities Purchase Agreement (each, a "Securities Purchase Agreement") in a form acceptable to the Company and the Distributor, pay the purchase price for the Securities in escrow to the Escrow Agent. The Escrow Agent is authorized to release the funds of each Purchaser after all of the following conditions have been met:

a) the Company approves such Purchaser and Securities Purchase Agreement, which have been submitted and signed by the Purchaser,

b) the Company has caused to be delivered to the Escrow Agent or his designee, certificates representing the securities comprising the Securities purchased by such Purchaser and an opinion of counsel or bringdown letter with respect to a previously delivered opinion in a form acceptable to the Distributor, and

c) the Escrow Agent has received good funds representing the Purchase Price for the Securities, and disbursed same to the Company.

4) The Company will cause certificates for the Securities purchased pursuant to such Securities Purchase Agreement to be delivered to escrow agent (the "Escrow Agent") pursuant to the terms of an Escrow Agreement.

5) The Distributor represents, warrants and agrees that each Purchaser of the Securities will be qualified to purchase the Securities under the laws of the jurisdiction in which such person resides and that the offer and sale of the Securities will not violate the securities or other laws of such jurisdiction. The Company agrees that with respect to any offerees resident in the United States the Company will file, at the request of Distributor, any necessary applications with any applicable securities regulatory authority, provided, that all U.S. offerees will be accredited investors, and provided, further, that no such filing shall require the Company to be generally qualified to do business in any such jurisdiction.

6) The Distributor is a member of NASD and a licensed broker-dealer.

7)  Distributor  is an  independent  contractor,  and is not  the  agent  of the
Company.   It  is  not   authorized  to  bind  the  Company,   or  to  make  any
representations or warranties on behalf of the Company.

8) As more fully described in Exhibit A hereto, which is incorporated herein by reference, each party hereto will indemnify and hold the other (including its partners, agents, employees, and controlling persons within the meaning of
Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended ( the "Exchange Act")) harmless from and against certain claims, liabilities, losses, damages and expenses incurred, including fees and disbursements of counsel, related to or arising out of this engagement. Exhibit A will be executed and delivered simultaneously with this agreement.

9) The Company agrees to issue to Distributor or its designees at each Closing, transferable divisible warrants (the "Warrants") to purchase Five Hundred Thousand (500,000) shares of the Company's common stock. Such Warrants shall bear an exercise price per share of common stock equal to $1.40 and shall be exercisable immediately upon issuance, and for a period of seven (7) years thereafter, with piggy-back registration rights for the underlying shares in the Registration Statement.

10) The Company represents, warrants, and agrees that, in addition to the warranties to be made by the Company to the Purchasers:

     a) the Company hereby warrants that no other offerings are currently in progress or contemplated;

     b) the Company will use its best efforts to cause the common stock to be issued as part of the Securities to be registered pursuant to the Securities Act of 1933, and the Company will, following the effectiveness of such registration statement, file all material required to be filed pursuant to the Exchange Act on a timely basis;

     c) the Securities will be offered and sold in compliance with all U.S. securities laws and regulations; it being understood that this representation, warranty and agreement is made relying exclusively on the representations, warranties and agreements made by the Distributor and/or Purchasers herein or in the applicable subscription documents. The Company will, at its expense, make all filings required under the Securities Act, the Exchange Act, applicable state securities laws and the rules of any applicable domestic securities exchange or trading market, if any;

     d) all information furnished by the Company to Purchasers will not contain any untrue statement of material fact or omit to state a material fact required to be stated or necessary to make the statements therein not misleading; provided however, that this representation and warranty does not extend to written material furnished to the Company by Distributor relating to Distributor or the distribution process;

     e) the Company has all requisite corporate power and authority to execute and perform this agreement. All corporate action necessary for the authorization, execution, delivery and performance of this agreement and the transactions contemplated hereby have been taken. This agreement constitutes a valid and binding obligation of the Company;

     f) the execution and performance of this agreement by the Company and the offer and sale of the Securities will not violate any provision of the Certificate of Incorporation or By-laws of the Company or any material agreement or other instrument to which the Company is party or by which it is bound, and which violation(s) would have a material adverse effect on the business or financial condition of the Company. Any material necessary approvals, U.S. governmental and private, will be obtained by the Company prior to the issuance of the Securities; and

     g) the Company makes no other representation or warranty with respect to the Company, its finances, assets, business or prospects or otherwise, except as expressly set forth herein or in the Securities Purchase Agreements or as set forth in the Confidential Private Placement
          Memorandum related to the offering. Distributor will advise each Purchaser and potential Purchaser of the foregoing, and that such Purchaser is relying on its own investigation with respect to all such matters, and that it will be given reasonable access to any and all material publicly available documents and Company personnel it may require for such investigation.


11) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. Any notices required or permitted to be given under the terms of this Agreement shall be sent by mail or delivered personally or by courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally or by courier, in each case addressed to a party at such party's address as such party shall have provided by notice to the other party. Each party hereto shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.


Dated: April 17, 2006

                             VFINANCE INVESTMENTS, INC.


                             By:      s/s/ Jonathan C. Rich
                                      --------------------------
                                      Jonathan C. Rich
                                      Executive Vice President/
                                      Director of Investment Banking


Agreed and Accepted:
HARVEY ELECTRONICS, INC.


By:     /s/ Michael E. Recca
        ---------------------
        Michael E. Recca
        Chairman

                                    EXHIBIT A

Indemnification Provisions to Distribution Agreement (the "Agreement") dated April 17, 2006 between vFinance Investments, Inc. ("VFIN") and Harvey Electronics, Inc. (the "Company"). Company agrees to (a) reimburse VFIN, its affiliates and their respective directors, officers, employees, agents and controlling persons (each, an "Indemnified Party") promptly, upon demand, for actual and reasonable out-of-pocket expenses (including reasonable fees and expenses for legal counsel) as they are incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim, or any litigation, proceeding or other action in connection with or arising out of or relating to the engagement of VFIN under the Agreement, or any actions taken or omitted, services performed or matters contemplated by or in connection with the Agreement, (collectively, a "Claim"); and (b) to indemnify and hold harmless each Indemnified Party from and against any and all out-of-pocket losses, claims, damages and liabilities, joint or several, to which any Indemnified Party may become subject, including any amount paid in settlement of any litigation or other action (commenced or threatened) to which Company shall have consented in writing (such consent not to be unreasonably withheld), whether or not any Indemnified Party is a party and whether or not liability resulted; provided, however, that Company shall not be liable in respect of any loss, claim, damage or liability to the extent that a court or other agency having competent jurisdiction shall have determined by final judgment (not subject to further appeal) that such loss, claim, damage or liability shall have been incurred solely as a direct result of the willful misconduct or gross negligence of such Indemnified Party.

Company shall have the right to represent any Indemnified Party in any action as to which indemnification is sought hereunder, provided, however, that in the event that counsel to an Indemnified Party advises such party that there is a conflict or potential conflict of interests as between Company and an Indemnified Party in the reasonable judgment of such counsel, then such Indemnified Party shall have the right to retain separate legal counsel of its own choice to conduct the defense and all related matters in connection with any Claim. Company shall pay the reasonable fees and expenses of such legal counsel, and such counsel shall to the fullest extent, consistent with its professional responsibilities, cooperate with Company and any legal counsel designated by Company, provided, however, that the Company shall not be obligated to pay the fees of more than one legal counsel for all Indemnified Parties with respect to any single Claim or group of related Claims.

Company will not, without the prior written consent of each Indemnified Party settle, compromise or consent to the entry of any judgment in any pending or threatened Claim in respect of which indemnification may be reasonably sought hereunder (whether or not any Indemnified Party is an actual or potential party to such Claim), unless such settlement, compromise or consent includes an unconditional, irrevocable release of each Indemnified Party against whom such Claim may be brought from any and all liability arising out of such Claim.

In the event the indemnity provided for hereunder is unavailable or insufficient to hold any Indemnified Party harmless, then Company shall contribute to amounts paid or payable by an Indemnified Party in respect of such Indemnified Party's losses, claims, damages and liabilities as to which the indemnity provided for hereunder is unavailable or insufficient (i) in such portion as appropriately reflects the relative benefits received by Company, on the one hand, and the Indemnified Party, on the other hand, in connection with the matters as to which losses, claims, damages or liabilities relate, or (ii) if the allocation provided by

(i) above is not permitted by applicable law, in such proportion as appropriately reflects not only the relative benefits referred to in clause (i) but also the relative fault of Company, on the one hand, and the Indemnified Party, on the other hand, as well as any other equitable considerations. The amounts paid or payable by a party in respect of losses, claims, damages and liabilities referred to above shall be deemed to include any reasonable legal or other out-of-pocket fees and expenses incurred in defending any litigation, proceeding or other action or claim. Notwithstanding the provisions hereof, VFIN's share of the liability hereunder shall not be in excess of the amount of fees actually received by VFIN under the Agreement (excluding any amounts received as reimbursement of expenses by VFIN).

These Indemnification Provisions shall remain in full force and effect and survive the expiration of the term of the Agreement, and shall be in addition to any liability that Company might otherwise have to any Indemnified Party under the Agreement or otherwise.

Each party hereto consents to personal jurisdiction and service of process and venue in any court in the State of New York in which any claim for indemnity is brought by any Indemnified Person, except as provided in Section 11 of the Agreement.


VFINANCE INVESTMENTS, INC.


By:  /s/Jonathan C. Rich
     -----------------------------
     Jonathan C. Rich
     Executive Vice President/Director
     of Investment Banking


HARVEY ELECTRONICS, INC.



By: Michael E. Recca
    -----------------------
    Michael Recca
    Chairman